UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 4, 2009

TORO VENTURES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51974	n/a
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12340 Seal Beach Boulevard

Seal Beach, CA  90740

 (Address of principal executive offices)(Zip Code)

(310) 245-4160

 (Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant.

On August 23, 2007 Gordon K. W. Gee. (Gee), the independent registered public accounting firm of Toro Ventures, Inc., a Nevada corporation (the Company), was dismissed by the Company.  On August 24, 2007 the Company engaged Fazzari & Partners. L.L.P. (Fazzari) as its independent registered public accounting firm.

The reports of Gee on the financial statements for the Company for each of the two most recent fiscal years ending June 30, 2006 and 2005 and all subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion, and, however, were qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements with Gee on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Gee, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods.  For the years ended June 30, 2006 and 2005, and through the date of this Form 8-K, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2006 and 2005 and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with Fazzari with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Companys financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to the Companys engagement of Fazzari, Fazzari did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to dismiss Gee as its independent registered public accounting firm.

The Company provided Gee with a copy of the foregoing disclosures on this Form 8-K and requested that Gee furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company has received the requested letter from Gee stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

The following exhibits are filed herewith:

Exhibit No.	Description of Document
6.1	Letter of Gordon K.W. Gee to the Securities and Exchange Commission, dated December 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 11, 2009	TORO VENTURES, INC. (Registrant)

	By:	/s/ Gregory Rotelli
Gregory Rotelli
Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document
16.1	Letter of Gordon K. W. Gee to the Securities and Exchange Commission, dated December ____, 2009